Statement of Additional Information dated 12/29/2005 for
Aggressive Growth Fund Class A

Supplement to SAI dated 01/18/2006
Supplement to SAI dated 02/17/2006
Supplement to SAI dated 04/07/2006
Supplement to SAI dated 07/12/2006

December 29, 2005

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY AGGRESSIVE GROWTH FUND INC.

125 Broad Street

New York, New York 10004

(800)
451-2010

This Statement of Additional Information
(the “SAI”) is not a prospectus and is meant to be read in conjunction with the current prospectus of the Smith Barney Aggressive Growth Fund Inc. (the “fund”), dated December 29, 2005, and is incorporated by reference in its entirety into the fund’s prospectus. Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders, which are incorporated herein by reference. A prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a PFS Investments Inc. (“PFS”) Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a
“Service Agent”), or by writing or calling the fund at the address or telephone number set forth above.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The fund’s prospectus discusses the fund’s investment objective and policies. The following discussion supplements the description of the fund’s investment policies in the prospectus. Smith Barney
Fund Management LLC (“SBFM” or the “manager”) serves as investment manager to the fund.

The investment objective of the fund is capital appreciation. Although the fund may receive current income from dividends, interest and other sources, income is only an incidental consideration of the fund. The fund attempts to achieve its investment objective by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index. Although the manager anticipates that the assets of the fund ordinarily will be invested primarily in common stocks of U.S. companies, the fund may invest in convertible securities, preferred stocks, securities of foreign issuers, warrants and restricted securities. In addition, when the manager believes that market conditions warrant, the fund may invest for temporary defensive purposes in any type of money market instruments and short-term debt securities or cash. The fund is also authorized to borrow up to 5% of its total assets for extraordinary or emergency purposes, and may borrow up to 33 1/3% of its total assets less liabilities, for leveraging purposes. See “Leveraging.”

Certain Risk
Considerations.    Securities of the kinds of companies in which the fund invests may be subject to significant price fluctuation and above-average risk. In addition, companies achieving an earnings growth rate higher than that of S&P 500 companies tend to reinvest their earnings rather than distribute them. As a result, the fund is not likely to receive significant dividend income on its portfolio securities. Accordingly, an investment in the fund should not be considered as a complete investment program and may not be appropriate for all investors.

Convertible Securities.    Convertible securities are fixed-income securities that may be converted at either a stated
price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed- income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income
securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Foreign
Securities.    The fund may invest up to 10% of its net assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund’s investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the fund, including the withholding of dividends. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Index-Related Securities.    The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index (“Equity Equivalents”). Such Equity Equivalents include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), and the
Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

To the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders of the fund that invests in Equity Equivalents may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund’s investments in such investment companies are subject to limitations under the Investment
Company Act of 1940, as amended (the “1940 Act”), and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to

 fluctuate in accordance with both changes in the
net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Repurchase Agreements.    The fund will enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the Federal Reserve Bank of
New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The manager reviews on an ongoing basis the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risk.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities.
Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Lending of Portfolio
Securities.    The fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, will be consistent with applicable regulatory requirements.
Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government, its agencies or instrumentalities (“U.S. government securities”) which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the fund may return to the borrower and/or a third party, which is unaffiliated with the fund, Legg Mason, Inc.
(“Legg Mason”), of which SBFM is a wholly-owned subsidiary, or Citigroup Global Markets Inc. (“CGMI”), one of the fund’s co-distributors, and is acting as a “finder,” a part of the interest earned from the investment of collateral received for securities loaned.

Generally, the borrower will be required to make payments to the fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as
“qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see
“Taxes” below).

In lending its portfolio
securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time;

 (d) the fund must receive reasonable interest on the loan,
as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the fund’s Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.
Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk.

Warrants.    Because a warrant does not
carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Restricted
Securities.    Restricted securities are those that may not be sold publicly without first being registered under the Securities Act of 1933, as amended (the “1933 Act”). For that reason, the fund may not be able to dispose of restricted securities at a time when, or at a price at which, it desires to do so and may have to bear expenses associated with registering the securities. At any one time, the fund’s aggregate holdings of restricted securities, repurchase agreements having a duration of more than five business days, and securities lacking readily available market quotations will not exceed 15% of the fund’s net assets.

Portfolio Turnover.    The fund’s investment policies may result in its experiencing a greater portfolio turnover rate than those of investment companies that seek to produce income or to maintain a balanced investment position. Although the fund’s portfolio turnover rate cannot be predicted and will vary from year to year, the manager expects that the fund’s annual portfolio turnover rate will not exceed 100%. A 100% portfolio turnover rate would occur if all securities in the fund’s portfolio were replaced once during a period of one year. A higher rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income. For the 2004 and 2005 fiscal years, the fund’s portfolio turnover rates were 5% and 2%, respectively.

Money Market Instruments.    The fund may invest for defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments in which the fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.

Disclosure of Portfolio Holdings

The fund has adopted policies and procedures developed by Citigroup
Asset Management (“CAM”) with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of SBFM, the fund’s distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

Under the policy, the fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter-end except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure or least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.  The fund’s top
ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.  The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.  A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager
(without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.  A trade in process may be discussed
only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.  The fund’s sector weightings, performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.  The fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Directors who are not “interested persons” of the fund, as defined in the 1940
Act, or the manager (“Independent Directors”), and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the fund’s portfolio
holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, CAM nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the fund’s Board.

The approval of the
fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the fund’s Board at its next regularly scheduled meeting.

Currently, the fund discloses its complete portfolio holdings approximately 25 days after calendar quarter-end on its website,

www.citigroupam.com.

Set forth below is a list, as of October 1, 2005, of those parties with whom CAM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed.
The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient

Frequency

Delay before dissemination

State Street Bank & Trust Co., (Fund Custodian and Accounting Agent)

Daily

None

Institutional Shareholders Services, (Proxy Voting Services)

As necessary

None

Bloomberg

Quarterly

25 days after quarter end

Lipper

Quarterly

25 days after quarter end

S&P

Quarterly

25 days after quarter end

Morningstar

Quarterly

25 days after quarter end

Vestek

Daily

None

Factset

Daily

None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient

Frequency

Delay before dissemination

Baseline

Daily

None

Frank Russell

Monthly

1 day

Callan

Quarterly

25 days after quarter end

Mercer

Quarterly

25 days after quarter end

EVestment Alliance

Quarterly

25 days after quarter end

CRA RogersCasey

Quarterly

25 days after quarter end

Cambridge Associates

Quarterly

25 days after quarter end

Marco Consulting

Quarterly

25 days after quarter end

Wilshire

Quarterly

25 days after quarter end

Informa Investment Services (Efron)

Quarterly

25 days after quarter end

CheckFree (Mobius)

Quarterly

25 days after quarter end

Nelsons Information

Quarterly

25 days after quarter end

Investors Tools

Daily

None

Advent

Daily

None

BARRA

Daily

None

Plexus

Quarterly

Sent the 1-3 business day following the end of a quarter

Elkins/McSherry

Quarterly (calendar)

Sent the first business day following the end of a quarter

Quantitative Services Group

Daily

None

AMBAC

Daily

None

Deutsche Bank

Monthly

Sent 6-8 business days following month end

Fitch

Monthly

Sent 6-8 business days following month end

Liberty Hampshire

Weekly and Month End

None

Recipient

Frequency

Delay before dissemination

Sun Trust

Weekly and Month End

None

New England Pension Consultants

Quarterly

25 Days after quarter end

Evaluation Associates

Quarterly

25 days after quarter end

Watson Wyatt

Quarterly

25 days after quarter end

Moody’s

Weekly Tuesday Night

1 business day

S&P

Weekly Tuesday Night

1 business day

Investment Restrictions

The fund has adopted the investment restrictions below for the protection of shareholders. Restrictions 1 through 7 may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy or (b) more than 50% of the fund’s outstanding shares. The fund may not:

1.  Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3.  Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies;
(b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.  Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the
1933 Act, as amended, in disposing of portfolio securities.

6.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate)
and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

7.  Borrow money except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

8.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9.  Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

10.  Invest more than 5% of the value of its net assets (valued at the lower of cost or market) in warrants, of which no more than 2% of net assets may be invested in warrants not listed on the New York Stock Exchange (“NYSE”) or the American Stock Exchange (“AMEX”). The acquisition of warrants attached to other securities is not subject to this restriction.

11.  Purchase, sell or write put, call, straddle or spread options.

12.  Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.

13.  Invest in companies for the purpose of exercising management or control.

14.  Invest more than 5% of the value of its total assets in securities of issuers having a record of fewer than three years of continual operation except that the restriction will not apply to U.S. government securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners, and guarantors of underlying assets.)

Certain restrictions listed above permit the fund without shareholder approval to engage in investment practices that the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI, and any future change in these practices would require Board approval. If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

DIRECTORS AND OFFICERS

The business and affairs of the fund are managed under the direction of its Board of Directors. The names of the Directors and officers of the fund, together with information as to their principal business occupations during the past five years, are set forth below. The officers of the fund are employees of organizations that provide services to the fund.

Name, Address and Age

Position(s) Held with Fund

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in the Fund Complex Overseen by Director

Other Directorships Held by Director

NON-INTERESTED DIRECTORS:

Paul Ades

Paul R. Ades, PLLC

181 West Main Street, Suite C

Babylon, NY 11702

birth year: 1940

Director

Since 1983

Law Firm of Paul R. Ades PLLC (since 2000); Previously, Partner in Law Firm of Murov & Ades, Esqs.

15

None

Dwight B. Crane

Harvard Business School

Soldiers Field

Morgan Hall #375

Boston, MA 02163

birth year: 1937

Director

Since 1994

Professor, Harvard Business School

46

None

Frank G. Hubbard

Avatar International Inc.

87 Whittredge Road

Summit, NJ 07901

birth year: 1937

Director

Since 1994

President of Avatar International Inc. (business development) (since 1998)

15

None

Jerome H. Miller

c/o R. Jay Gerken

Smith Barney Mutual Funds

125 Broad Street

New York, NY 10004

birth year: 1938

Director

Since 1998

Retired

15

None

Ken Miller

Young Stuff Apparel Group Inc.

1407 Broadway, 6th Floor Suite 610

New York, NY 10018

birth year: 1942

Director

Since 1983

President of Young Stuff Apparel Group Inc. (since 1963)

15

None

INTERESTED DIRECTOR:

R. Jay Gerken**

Citigroup Asset Management (“CAM”)

399 Park Avenue, 4th floor

New York, NY 10022

birth year: 1951

Chairman, President and Chief Executive Officer

Since 2002

Managing Director of CAM; Chairman, President and Chief Executive Officer of SBFM and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1994-2000)

171

None

*

Each Director and officer serves until his or her respective successor has been duly elected and qualified.

**

Mr. Gerken is an “interested person,” as defined in the 1940 Act, because he is an officer of SBFM and certain of its affiliates.

Name, Address and Age

Position(s) Held with Fund

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in the Fund Complex Overseen by Director

Other Directorships Held by Director

OFFICERS:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 birth year: 1956

Senior Vice President and Chief Administrative Officer

Since 2003

Director of CAM; Chief Administrative Officer of certain mutual funds associated with Legg Mason; Head of International Funds Administration of CAM from 2001 to 2003; Director of Global
Funds Administration of CAM from 2000 to 2001; Head of U.S. Citibank Funds Administration of CAM from 1998 to 2000.

N/A

N/A

Richard A. Freeman CAM 399 Park Avenue New York, NY 10022 birth year: 1953

Vice President and Investment Officer

Since 1983

Managing Director of CAM and Investment Officer of SBFM

N/A

N/A

Evan S. Bauman CAM 399 Park Avenue New York, NY 10022 birth year: 1975

Investment Officer

Since 2005

Director of CAM and Investment Officer of SBFM

N/A

N/A

Martin Hanley CAM 399 Park Avenue New York, NY 10022 birth year: 1965

Investment Officer

Since 2001

Managing Director of CAM and Investment Officer of SBFM

N/A

N/A

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 birth year: 1965

Chief Financial Officer and Treasurer

Since 2004

Vice President of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Controller of certain mutual funds associated with Legg Mason

N/A

N/A

Steven Frank CAM 125 Broad Street New York, NY 10004 birth year: 1967

Controller

Since 2005

Vice President of CAM; Controller of certain mutual funds associated with Legg Mason

N/A

N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 birth year: 1954

Secretary and Chief Legal Officer

Since 2003

Managing Director and General Counsel, Global Mutual Funds for CAM (since 1994); Secretary of Citi Fund Management Inc.; Secretary and Chief Legal Officer of certain mutual funds associated with
Legg Mason

N/A

N/A

Andrew Beagley CAM 399 Park Avenue New York, NY 10022 birth year: 1962

Chief Anti- Money Laundering Compliance Officer (since 2002) and Chief Compliance Officer (since 2004)

Since 2002 and 2004

Director of CAM (since 2000); Director of Compliance, North America, CAM (since 2000); Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer,
Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999).

N/A

N/A

*

Each Director and officer serves until his or her respective successor has been duly elected and qualified.

For the calendar year ended December 31, 2004, the Directors beneficially owned equity securities of the funds they oversee within the dollar ranges presented in the table below:

Independent Directors

Dollar Range of Equity Securities in the Fund

Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Director

Paul R. Ades

$50,001-$100,000

over $100,000

Dwight B. Crane

$10,001-$50,000

over $100,000

Frank G. Hubbard

$1-$10,000

$1-$10,000

Jerome H. Miller

$1-$10,000

$50,001-$100,000

Ken Miller

$10,001-$50,000

$10,001-$50,000

Interested Director

R. Jay Gerken

$50,001-$100,000

over $100,000

As of December 31, 2004, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the manager or a principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager or a principal underwriter of the fund.

The fund has an Audit Committee and a Nominating
Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors, namely Messrs. Ades, Crane, Hubbard, J. Miller and K. Miller.

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. The Audit Committee oversees the scope of the fund’s audits, the fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the fund for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating
Committee will consider nominees recommended by the fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund’s secretary. The Nominating Committee did not meet during the fund’s most recent fiscal year.

No officer, director
or employee of Legg Mason or any of its subsidiaries receives any compensation from the fund for serving as an officer or Director of the fund. The funds served by the Independent Directors pay each Independent Director a fee based on fund asset size of $43,000 per annum plus $5,200 per one-day and $7,800 per two-day meeting attended, plus $500 per telephone meeting attended, and reimburses travel and out-of-pocket expenses. For the calendar year ended December 31, 2004, such expenses totaled $6,906.

For the fiscal year ended
August 31, 2005, the Directors were paid the compensation listed below for service as a Director of the fund and as trustee or director of other Smith Barney Mutual Funds.

Independent Directors

Aggregate Compensation from Fund For Fiscal Year Ended 08/31/05

Pension or Retirement Benefits Accrued as Part of Fund Expenses

Total Compensation from Fund Complex for Fiscal Year Ended 8/31/05

Number of Portfolios in Fund Complex served by Director

Paul R. Ades

$
11,000

$
0

$
86,400

15

Dwight B. Crane

$
10,300

$
0

$
210,525

46

Frank G. Hubbard

$
10,900

$
0

$
85,000

15

Jerome Miller

$
10,400

$
0

$
80,200

15

Ken Miller

$
10,300

$
0

$
79,800

15

Interested Director

R. Jay Gerken(1)

—

$
0

—

171

(1)

Mr. Gerken is not compensated for his service as Director because of his affiliation with SBFM.

During the year in which they reach age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the fund’s last fiscal year, aggregate compensation paid by the fund to Directors Emeritus totaled $14,782.

As of December 5, 2005, the Directors and officers of the fund as a group owned less than 1% of the outstanding shares of the fund.

To the knowledge of the fund, as of December 5, 2005, the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record 5% or more of the shares of the following classes:

Class

Percent

Name

Address

A

47.6334
%

PFPC Brokerage Services

  FBO Primerica Financial Services   211 South Gulph
Road King of Prussia, PA 19406

A

12.2688
%

Smith Barney Multi Choice Trust

  Smith Barney Corporate Trust Co   Two Tower
Center   P.O. Box 1063   East Brunswick, NJ
08816-1063

A

8.5569
%

Copeland Retirement Trust Account

  Smith Barney Corporate Trust Co.   Two Tower
Center   P.O. Box 1063   East Brunswick, NJ
08816-1063

Class

Percent

Name

Address

A

5.1661
%

State Street Bank Trust

  c/o Citistreet   Attn: Bonnie Seifreid
3 Batterymarch Park Quincy, MA 02169

B

80.2408
%

PFPC Brokerage Services

  FBO Primerica Financial Services   211 South Gulph
Road King of Prussia, PA 19406

Y

62.9533
%

Smith Barney Allocation Series

  SB Allocation High Growth   State Street Bank:
James Casey   Two World Financial Center   225 Liberty
Street, 24th Floor New York, NY 10281-2606

Y

22.2860
%

Smith Barney Allocation Series

  SB Allocation Growth   State Street Bank: James
Casey   Two World Financial Center   225 Liberty Street,
24th Floor New York, NY 10281-2606

Y

8.4365
%

Smith Barney Allocation Series

  Select High Growth   State Street Bank: James
Casey   Two World Financial Center   225 Liberty Street,
24th Floor New York, NY 10281-2606

Y

5.4374
%

Smith Barney Allocation Series

  Select Growth   State Street Bank: James
Casey   Two World Financial Center   225 Liberty Street,
24th Floor New York, NY 10281-2606

Y

56.9159
%

State Street Bank Trust

  FBO Citigroup 401K Plan   105 Rosemont
Avenue Westwood, MA 02090-2318

Y

18.5538
%

The John Hancock Life Insurance Company (USA)

  250 Bloor Street East 7th Floor   Toronto Ontario
Canada M4W 1E5

Y

6.6990
%

New York Metropolitan Trans

  Author 457—401K Def Comp Plans   Wells Fargo
Bank NA West TTEE   c/o Fascorp   8515 E Orchard Rd., Apt
2T2 Greenwood Village, CO 80111

Y

5.1839
%

Fidelity Investments Institutional Operations Co Inc.

  FIIOC as Agent   For certain Employee Benefit
Plans   100 Magellan Way (KW1C)   Covington, KY
41015

INVESTMENT MANAGEMENT AND OTHER SERVICES

SBFM serves as investment manager to the fund pursuant to an investment management agreement (the “Investment Management Agreement”) with the fund that was approved by the Board of Directors, including a majority of the Independent Directors, on August 1, 2005 and by the fund’s shareholders on November 15, 2005. The Investment Management Agreement became effective on December 1, 2005 as a result of the sale of substantially all of Citigroup
Inc.’s (“Citigroup”) asset management business to Legg Mason. The manager is an indirect wholly-owned subsidiary of Legg Mason. Prior to December 1, 2005, the manager was an indirect wholly-owned subsidiary of Citigroup.

Under the Investment Management Agreement, subject to
the supervision and direction of the fund’s Board of Directors, the manager manages the fund’s portfolio in accordance with the fund’s stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

For its services under the Investment Management Agreement, SBFM receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets

Investment Management Fee Rate

  First $

1 billion

0.750
%

Next $1 billion

0.725
%

Next $3 billion

0.700
%

Next $5 billion

0.675
%

Over $10 billion

0.650
%

Prior to December 1, 2005, SBFM served as investment adviser and administrator to the fund pursuant to separate investment advisory and administration agreements and received separate investment advisory and administrative fees. For the period from October 1, 2005 through November 30, 2005, the fund paid investment advisory fees according to the following schedule:

Average Daily Net Assets

Investment Advisory Fee Rate

First $1 billion

0.600
%

Next $1 billion

0.575
%

Next $3 billion

0.550
%

Next $5 billion

0.525
%

Over $10 billion

0.500
%

From November 1, 2003 to September 30, 2005, the fund paid investment advisory fees according to the following schedule:

Average Daily Net Assets

Investment Advisory Fee Rate

First $5 billion

0.600
%

Next $2.5 billion

0.575
%

Next $2.5 billion

0.550
%

Over $10 billion

0.500
%

Prior to November 1, 2003, the fund paid investment advisory fees at the rate of 0.60% of its average daily net assets.

For the period from February 1, 2005 through November 30, 2005, the fund paid administrative fees at the rate of 0.15% of the fund’s average daily net assets. Prior to February 1, 2005, the fund paid administrative fees at the rate of 0.20% of the fund’s average daily net assets.

For the 2003, 2004 and 2005 fiscal years, the fund incurred $31,937,600, $45,930,155 and $50,251,368, respectively, in investment advisory fees.
During the 2003 and 2005 fiscal years, SBFM did not waive any management fees. During the 2004 fiscal year, SBFM waived $1,556,101 of the management fees. For the 2003, 2004 and 2005 fiscal years, the fund paid SBFM $10,645,867, $15,553,127 and
$14,613,261, respectively, in administration fees.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment management services to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of September 30, 2005 of approximately $111.1 billion. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30,
2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $417 billion, of which approximately 21% represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

The Investment Management Agreement will have an
initial term of two years and continue in effect for year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The fund or the manager may terminate the Investment
Management Agreement on 60 days’ written notice without penalty. The Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

The fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the fund who are not officers, directors, shareholders or employees of Legg Mason or the manager; SEC fees and state Blue Sky fees; charges of custodians; transfer and dividend disbursing agent’s fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or Board of Directors of the fund.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, its manager and distributors have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the fund, its manager and
distributors are on file with the SEC.

Proxy Voting Guidelines and
Procedures

Although individual board members may
not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix A is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund’s investment objectives.

Information on how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at http://www.CitigroupAM.com and (3) on the SEC’s website at http://www.sec.gov.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the fund. Under the custody agreement with the fund, State Street holds the fund’s portfolio securities and keeps all necessary accounts and records. For its services, State Street receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the fund. During the fiscal year ended August 31, 2005, the fund paid
$8,033,086 in transfer agency fees.

PFPC Inc., whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as a sub-transfer agent to the fund to render certain shareholder record keeping and accounting services.

The fund also has engaged the services of Primerica Shareholder Services as a sub-transfer agent for PFS accounts. This sub-transfer agent is located at 3120 Breckinridge
Boulevard, Duluth, Georgia 30099-0001.

Counsel and Independent Registered Public Accounting Firm

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the fund’s Independent Directors.

KPMG LLP, 345 Park Avenue, New York, New York 10154, serves as the independent registered public accounting firm to examine and report on the fund’s financial statements for the fiscal year ending August 31,
2006.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202;

CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013; and

PFS, located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 serve as the fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1,
2005 (the “distribution agreements”), which were approved by the fund’s Board of Directors and by a majority of the Independent Directors, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI and
PFS Distributors, Inc. (“PFS Distributors”), the predecessor in interest to PFS, served as the fund’s distributors.

LMIS, CGMI and PFS may be deemed to be underwriters for purposes of the 1933 Act. From time to time, LMIS, CGMI or PFS or their affiliates may also pay for certain non-cash sales incentives provided to PFS Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described below, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFS Registered Representatives that sell shares of the fund.

Initial Sales Charges

The aggregate dollar amount of commissions on Class A and Class C shares received by CGMI and PFS Distributors during the fiscal years ended August 31, 2003, 2004 and 2005 were as follows:

Class A Shares (paid to CGMI)

For the fiscal year ended August 31:

2005

$
3,091,520

2004

$
16,377,000

2003

$
3,156,538

Class A Shares (paid to PFS and/or PFS Distributors)

For the fiscal year ended August 31:

2005

$
9,357,382

2004

$
8,925,775

2003

$
5,279,462

Class C Shares (paid to CGMI)

For the fiscal year ended August 31:

2005

$
N/A

2004

$
1,579,000

2003

$
1,952,000

Deferred Sales Charges

Class A Shares (paid to CGMI)

For the fiscal year ended August 31:

2005

$
17,335

2004

$
16,000

2003

$
18,000

Class B Shares (paid to CGMI)

For the fiscal year ended August 31:

2005

$
2,898,000

2004

$
4,704,000

2003

$
3,364,922

Class B Shares (paid to PFS and/or PFS Distributors)

For the fiscal year ended August 31:

2005

$
1,702,000

2004

$
1,460,955

2003

$
1,200,078

Class C Shares (paid to CGMI)

For the fiscal year ended August 31:

2005

$
130,000

2004

$
190,000

2003

$
194,000

Distribution Arrangements

The fund has adopted an amended shareholder services and distribution plan (the “Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares. The only Classes of shares offered for sale through PFS are Class A shares and Class B shares. Under the Plan, the fund pays service and distribution fees to each of LMIS, CGMI and PFS for the services they provide and expenses they bear with respect to the distribution of Class A, Class B and Class C shares and providing services to Class A, Class B and Class C shareholders. The co-distributors will provide the fund’s Board with periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of

0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class B and Class C shares. In addition, the fund pays distribution fees with respect to the Class B and Class C shares at the annual rate of

0.75% of the fund’s average daily net assets.

Prior to December 1, 2005, the fund paid service and distribution fees directly to CGMI and PFS Distributors under separate 12b-1 Plans with respect to shares sold through CGMI and
PFS Distributors.

The following service and distribution fees were incurred by the fund pursuant to the Plans in effect during the periods indicated:

Fiscal Year Ended 8/31/03

Fiscal Year Ended 8/31/04

Fiscal Year Ended 8/31/05

Class A

$
4,693,099

$
7,127,634

$
8,269,335

Class B

$
16,623,807

$
21,889,194

$
22,245,651

Class C

$
11,597,267

$
16,337,516

$
16,933,237

PFS will pay for the printing, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by PFS are distribution expenses within the meaning of the Plan and may be paid from amounts received by PFS from the fund under the Plan.

For the fiscal year ended August 31, 2005, CGMI incurred distribution expenses totaling $35,105,036, consisting of:

Smith Barney Financial Consultant Compensation

Branch Operations

Marketing Expenses

Printing Expenses

$20,697,904

$11,673,425

$2,620,066

$113,641

Under its terms, the Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board of
Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Directors, including all of the Independent Directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act).

Portfolio Transactions

The manager arranges for the purchase and sale of the fund’s securities and selects brokers and dealers which, in its best judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. The manager may select brokers and dealers that provide it with research services and may cause the fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the manager to supplement its own research and analysis.

Decisions to buy and sell securities for the fund are made by the manager, subject to the overall supervision and review of the fund’s Board of Directors. Portfolio securities transactions for the fund are effected by or under the supervision of the manager.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

In executing portfolio transactions and selecting brokers or dealers, it is the fund’s policy to seek the best overall terms available. The manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The manager receives research, statistical and quotation services from several broker-dealers with which it places the fund’s portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the manager exercises investment discretion. Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The manager’s fee under the Investment Management Agreement is not reduced by reason of its receiving such brokerage and research services. The manager may cause the fund to pay a broker that provides brokerage and research services to the manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. For the fiscal year ended August 31, 2005, the fund paid $135,477 in commissions on brokerage transactions totaling $108,425,831 directed to brokers because of research services provided.

The fund has paid the following in brokerage commissions for portfolio transactions:

Fiscal Year Ending August 31:

Total Brokerage Commissions

Commissions Paid to CGMI and Affiliates

% of Total Brokerage Commissions Paid to CGMI and Affiliates

% of Total Dollar Amount of Transactions Involving Commissions Paid to CGMI and
Affiliates

2003

$

875,142

$
0

0
%

0
%

2004

$

2,321,740

$
39,050

1.68
%

1.77
%

2005

$

487,591

$
5,000

1.03
%

0.31
%

At August 31, 2005, the fund held the following securities issued by its regular broker-dealers:

Issuer

Shares

Market Value

Lehman Brothers Holdings Inc.

6,733,998

$
712,042,529

Merrill Lynch & Co.

4,400,000

251,504,000

Goldman Sachs Group Inc.

30,000

3,335,400

Even though investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the fund.

Effective December 1, 2005, CGMI is no longer an affiliated person of the fund under the 1940 Act. As a result, the fund is permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal). Similarly, the fund is permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the SEC. The manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the fund will be governed by the fund’s policy of seeking the best overall terms available.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Manager

The following
tables set forth certain additional information with respect to the fund’s portfolio manager. Unless noted otherwise, all information is provided as of August 31, 2005.

Other Accounts Managed by Portfolio Manager

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. No accounts had fees based on performance.

Portfolio Manager

Registered Investment Companies

Other Pooled Investment Vehicles

Other Accounts

Richard Freeman

12 registered investment companies with $2.3 billion in total assets under management

2 other pooled investment vehicles with $0.3 billion in assets under management

126,373 other accounts with $10.2 billion in total assets under management

Portfolio Manager Compensation

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients.
Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to a fund, generally the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared) and its ranking among a “peer group”
of non-CAM investment managers. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable
CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50%
will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential
Conflicts of Interest

Potential conflicts of
interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above.

The manager and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and
Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of
Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The
manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or account that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the fund’s portfolio manager.

Portfolio Manager

Dollar Range of Ownership of Securities

Richard Freeman

$100,000-$500,000

PURCHASE OF SHARES

General

Investors may purchase shares from a Service
Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify which Class is being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at a sub-transfer agent are not subject to a maintenance fee.

Investors in Class A, Class B and
Class C shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A,
Class B and Class C shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including
CGMI, unitholders who invest distributions from a Unit Investment Trust (“UIT”) sponsored by CGMI, and board members of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder’s account by the applicable sub-transfer agent.

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Purchase orders received by the fund or a Smith Barney Financial Consultant prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Smith Barney Financial Consultant prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. For shares purchased through a Service Agent purchasing through CGMI, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGMI or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGMI or a sub-transfer agent. The Systematic Investment Plan also authorizes CGMI to apply cash held in the shareholder’s Smith Barney brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See a prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares.    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

Amount of Investment

Sales Charge as a % of Transaction

Sales Charge as a % of Amount Invested

Dealers’ Reallowance as % of Offering Price

Less than $

25,000

5.00
%

5.26
%

4.50
%

  $25,000—$

49,999

4.25
%

4.44
%

3.83
%

  $50,000—$

99,999

3.75
%

3.90
%

3.38
%

  $100,000—$

249,999

3.25
%

3.36
%

2.93
%

  $250,000—$

499,999

2.75
%

2.83
%

2.48
%

  $500,000—$

999,999

2.00
%

2.04
%

1.80
%

$1,000,000 or more

0
*

0
*

0
*

*

A distributor may pay up to

1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service
Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and

children under the age of 21, or a

trustee or other

fiduciary of a single trust estate or single fiduciary account.

Class B Shares.    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions.
See “Deferred Sales Charge Provisions” below.

Class C Shares.    Class C shares are sold without an initial sales charge and are subject to a Deferred Sales Charge payable upon certain redemptions.
See “Deferred Sales Charge Provisions” below.

Class Y Shares.    Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan’s recordkeeper; or 401(k) plans of Citigroup and its affiliates).

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.
    Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i)

Board Members and employees of Citigroup and its subsidiaries and the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii)

employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed

Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Smith Barney Financial Consultant’s employment with CGMI), on the condition that the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant’s prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d)

purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within

60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from, or proceeds from a sale of, a UIT sponsored by CGMI; (i)

purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGMI; (j) “

K” Choice purchases of Class A shares by

Section 403(b) or

Section 401(a) or (k) accounts associated with CitiStreet Retirement Programs; (k) purchases by accounts associated with “K” Choice; (l) purchases by separate accounts used to fund certain Section
403(b) or 401(a) or (k) accounts; (m) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; (n) purchases by executive deferred compensation plans participating in the CGMI ExecChoice program; and (o) purchases by investors through third-party Section 529 college savings plans. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Class A load-waived shares will be available to retirement plans where such plan’s record keeper offers only load-waived shares and where the shares are held on the books of the fund through an omnibus account.

The fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the fund’s Class A shares load-waived. Each share class has varying service and distribution related fees as described elsewhere in this SAI.

Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Accumulation Privilege
—lets you combine the

current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

•

you; or

•

your spouse and children under the age of 21; and

that are

offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (

other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney

Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity
California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and
Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent
—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a

13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level

Goal amounts, as follows:

  (1) $

25,000

(4) $250,000

(2) $50,000

(5) $500,000

(3) $100,000

(6) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset
Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the
Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally,

any shares of a Smith Barney fund or Smith Barney shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (

except for money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, the following funds and share classes are also eligible, although not offered with a sales charge:

Shares of Smith Barney Exchange Reserve Fund

Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares)

Class C shares of Smith Barney Inflation Management Fund

Class C shares of Smith Barney Intermediate Maturity California Municipals Fund

Class C shares of Smith Barney Intermediate Maturity New York Municipals Fund

Class C shares of Smith Barney Limited Term Portfolio

Class C shares of Smith Barney Money Funds, Inc.—Cash and Government Portfolios

Class C shares of Smith Barney Short Duration Municipal Income Fund

Class C shares of Smith Barney Short-Term Investment Grade Bond Fund

This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith Barney Financial Consultant, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Consultant, you should check with that financial professional to see which accounts may be combined.

Eligible Prior Purchases:    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.

You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund

Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (

5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Consultant, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Letter of Intent—Class Y Shares.    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class
Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within thirteen months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, as applicable, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund’s Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Smith Barney
Financial Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

“Deferred Sales Charge Shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made

Deferred sales charge

First

5.00
%

Second

4.00

Third

3.00

Fourth

2.00

Fifth

1.00

Sixth and thereafter

0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares
(other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be retained by LMIS except with respect to Class B shares sold by a PFS Registered Representative, for which the deferred sales charge will be retained by PFS.

To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore,
$240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The Deferred Sales Charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder’s shares at the time the withdrawal plan commences (see “Automatic Cash Withdrawal Plan”) (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder’s shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c)

redemptions of shares within 12 months following the death or disability of the shareholder; (d)

redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 70 1/2. In addition, shareholders who purchased shares subject to a deferred sales charge prior to May 13, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption; (e)
involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual
Funds may, under certain circumstances,

reinvest all or part of the redemption proceeds within

60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption. Finally, the deferred sales charge on redemptions of Class A shares will be waived for redemptions from third-party
Section 529 college savings plans.

Deferred sales charge waivers will be granted subject to confirmation (by CGMI in the case of shareholders who are also Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

Smith Barney Funds Retirement Program

The fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan’s recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan’s investments in any of the Smith Barney Mutual Funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

The class of shares you may purchase depends on the amount of your initial investment:

Class A Shares.    Class A shares may be purchased by plans investing at least $3 million.

Class C Shares.    Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances.

If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan’s total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately
60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Volume Discounts

The schedule of sales charges on Class A shares described in the applicable prospectus applies to purchases made by any “purchaser,” which is defined to include the following: (a) an individual; (b) an individual’s spouse and his or her children under the age of 21 purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith Barney Financial Consultant or a Service Agent.

PFS ACCOUNTS

The fund
offers two Classes of shares to investors purchasing through PFS: Class A shares and Class B shares.

Initial purchases of shares of the fund must be made through a PFS Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder

 Services, P.O. Box 9662, Providence,
RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for the distributor, in accordance with the terms of the applicable prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open.

Shares purchased will be held in the shareholder’s account by Primerica Shareholder Services. A shareholder that has insufficient funds to complete any purchase may be charged a fee of up to $30 per returned purchase check by Primerica Shareholder Services.

Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least $50 may be made for each Class. For the fund’s Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGMI, Board members of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or a sub-transfer agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS
Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica
Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder
Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow subsequent investments by telephone by any person in his or her account, the shareholder should decline the telephone transaction option on the account application. The minimum subsequent investment by telephone is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund’s regular subsequent investment procedure described above.

An Account Transcript is available at a shareholder’s request, which identifies every financial transaction in an account since it has opened.
Additional copies of tax forms are available at the shareholder’s request.

Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for a Class A, Class B, Class C and Class Y share of the fund is equal to the net asset value per share at the time of purchase, plus for
Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1,000,000 is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A Deferred Sales Charge is imposed on certain redemptions of Class
B shares, and on Class C shares and Class A shares (purchased in amounts exceeding $1,000,000) redeemed within one year of purchase.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund.

Class A (net asset value of $101.83 plus 5.26% of net asset value per share)

$
107.19

REDEMPTION OF SHARES

The
right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the
shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the applicable sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGMI, or if the shareholder’s account is not with CGMI, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to 15 days.

Distributions in Kind

If the Board of Directors of the fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

CGMI Accounts

Shares held by CGMI as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGMI as custodian may be redeemed through an investor’s Service Agent or by submitting a written request for redemption to:

Smith Barney Aggressive Growth Fund Inc.

Class A, B, C or Y (please specify)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder’s account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

Telephone Redemption and Exchange Program.
    Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by a sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making his/her initial investment in the fund.)

Redemptions.    Redemption requests of up to $

50,000 of any Class or Classes of shares of the fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open. Redemptions of shares for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder’s account from which shares were redeemed.
In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder’s assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges.    Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. Eastern time on any day on which the NYSE is open.

Additional Information Regarding Telephone Redemption and Exchange Program.    Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7)
days’ prior notice to shareholders.

PFS Accounts

Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to the applicable sub-transfer agent,
Primerica Shareholder Services, at P.O. Box 9662, Providence, Rhode Island, 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at
(800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. Signatures must be guaranteed in the following circumstances: the proceeds of the redemption exceed $50,000; the proceeds are not paid to the record owner(s) at the record address; the shareholder has had an address change within 30 days of the shareholder’s redemption request; or the shareholder is a corporation, sole proprietor, partnership, trust or fiduciary. Signature guarantees generally must be made by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder
Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m.
and 8:00 p.m. Eastern time to obtain the proper forms.

A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem shares from his or her account as long as the shareholder has authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his or her account, the shareholder should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c) the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. Section 403(b)(7) accounts and accounts not registered in the name of an individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund’s regular redemption procedure described above.

Redemption proceeds can be sent by check to the shareholder’s address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the ACH. Primerica Shareholder Services will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder’s account or by one-day air express for a $15 fee that will be deducted from the shareholder’s account.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder’s shares that are subject to a deferred sales charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the applicable sub-transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Smith Barney Financial Consultant or the applicable sub-transfer agent. A shareholder who purchases shares directly through a sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

VALUATION OF SHARES

The
net asset value per share of the fund’s Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day,
Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class will differ.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the fund’s Board. Because the fund may invest in securities of small capitalization companies—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

EXCHANGE PRIVILEGE

Except as noted below and in the prospectus, shareholders of certain Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder’s state of residence, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The deferred sales charge (if any) will continue to be measured from the date of a shareholder’s original purchase of shares subject to a deferred sales charge. If the fund exchanged into has a higher deferred sales charge, the shareholder will be subject to that charge. If a shareholder exchanges at any time into a fund with a lower charge, the sales charge will not be reduced. Please note specific exchange requirements as follows:

A.  Class A and Class Y shares of the fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney mutual funds.

B.  Class B shares of the fund may be exchanged without a sales charge. Class B shares of the fund exchanged for Class B shares of another Smith Barney mutual fund will be subject to the higher applicable deferred sales charge of the two funds and, for purposes of calculating deferred sales charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

C.  Class C shares of the fund
may be exchanged without a sales charge. For purposes of deferred sales charge applicability, Class C shares of the fund exchanged for Class C shares of another Smith Barney mutual fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

The
exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial
Consultant or a Service Agent.

Upon receipt of proper
instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege.    The fund is not designed to
provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders.
Accordingly, if the fund’s management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family.
Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed.
If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund’s policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

TAXES

The following is a
summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a
regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts)
derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities
(other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that the fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income.
In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction) that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Foreign Investments.    Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Taxation of U.S. Shareholders

Dividends and
Distributions.    Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualifying foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i)
in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends and distributions paid by the fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares of the fund just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup
Withholding.    The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.    Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a
shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.
Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders.    Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S.
shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS
Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United
States federal withholding tax where they (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the fund’s “qualified short-term capital gains”
(generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a
non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The foregoing is only a summary of certain
material U.S. federal income tax consequences affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

The fund was incorporated in the State of Maryland on May 12, 1983 and is registered with the SEC as a diversified, open-end management investment company.

The fund offers shares of common stock currently classified into four Classes, A, B, C, and Y. Each Class represents an identical pro rata interest in the Fund’s investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class pursuant to plans adopted by the fund pursuant to Rule 12b-1 under the 1940 Act; (d) the expenses allocable to each Class; (e) voting rights on matters exclusively affecting a single class; (f) the exchange privileges of each Class; and (g) the conversion feature of shares of Class B. The fund’s Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

As permitted by Maryland law, there normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders’ meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the fund. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the fund have declared that the Director be removed by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.

As used in the
prospectus and this SAI, a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund (or the affected Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the fund (or the affected Class) are represented at the meeting in person or by proxy. A Class shall be deemed to be affected by a matter unless it is clear that the interests of each Class in the matter are identical or that the matter does not affect any interest of the Class. The approval of Directors or the independent registered public accounting firm would be effectively acted upon with respect to the fund only if approved by a “vote of a majority of the outstanding voting securities” of the fund; however, the approval of a Rule 12b-1 distribution plan that is submitted to shareholders may be effectively acted upon by a vote of the holders of a majority of all fund shares voting with regard to Class.

Annual and Semi-Annual Reports.    The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement
Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

Licensing Agreement.    Under a
licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for

 use by Legg Mason. Citi Marks
include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and Davis Skaggs Investment Management.” Legg Mason and its affiliates, as well as the fund’s investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the fund (the "Funds''), and directors or trustees of the Funds (collectively, the "Defendants''). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses.

On December 15, 2004, a
consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the
Funds, SBFM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this SAI, SBFM and
the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the
Funds under their respective contracts.

The
Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

Recent Developments.    On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940
(“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First
Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the fund’s investment manager and other advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2)
of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First
Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the fund’s Board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * * *

The fund has
received information concerning SBFM and SBAM as follows:

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and
34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds.
In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that these matters are not likely to have a material adverse effect on the fund or its ability to perform investment management services relating to the fund.

* * * *

Beginning in August 2005, five class
action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this SAI, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

FINANCIAL STATEMENTS

The Fund’s Annual Report for the fiscal year ended August 31, 2005 (filed on November 9, 2005; EDGAR Accession Number 0001193125-05-221064) is incorporated into this Statement of Additional Information by reference in its entirety.

OTHER INFORMATION

We
understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That’s why we offer three “styles” of fund
management that can be tailored to suit each investor’s unique financial goals.

Classic Series—our portfolio manager driven funds

Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic
Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Research Series—driven by exhaustive fundamental securities analysis

Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

Style Pure Series—our solution to funds that stray

Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

APPENDIX A

Proxy
Voting Policies and Procedures

The Board of
Directors of the fund have delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the “Manager”). The manager is part of Citigroup Asset Management (“CAM”).
Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the manager
is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the
Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated
position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of
Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the manager’s goal to vote proxies in the
best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer.

A-1

CAM maintains a Proxy Voting Committee, of which manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

A-2

 Supplement to SAI dated 01/18/2006

SUPPLEMENT DATED JANUARY 18, 2006

TO THE

PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supersedes any contrary information contained in each of the Prospectuses and Statements of Additional Information for the Funds listed below:

Transfer agent and shareholder servicing
agent. Effective January 1, 2006,

PFPC, Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

All references to a sub-transfer agent for the fund are hereby deleted.

For clients of a PFS Investments Inc. Registered Representative, write PFS Investments Inc. at P.O. Box 9662, Providence, Rhode Island 02940-9662.

SMITH BARNEY AGGRESSIVE GROWTH FUND INC.

December 29, 2005

SMITH BARNEY ALLOCATION SERIES INC.

May 31, 2005

BALANCED PORTFOLIO

CONSERVATIVE PORTFOLIO

GROWTH PORTFOLIO

HIGH GROWTH PORTFOLIO

INCOME PORTFOLIO

SMITH BARNEY APPRECIATION FUND INC.

April 30, 2005

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.

June 28, 2005

SMITH BARNEY EQUITY FUNDS

May 31, 2005

SMITH BARNEY SOCIAL AWARENESS FUND

1

SMITH BARNEY FUNDAMENTAL VALUE FUND INC.

January 28, 2005

SMITH BARNEY INCOME FUNDS

SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND

November 28, 2005

SMITH BARNEY EXCHANGE RESERVE FUND

November 28, 2005

SB CAPITAL AND INCOME FUND

April 29, 2005

Smith Barney Shares

SMITH BARNEY INVESTMENT FUNDS INC.

SMITH BARNEY GOVERNMENT SECURITIES FUND

April 29, 2005

SMITH BARNEY INVESTMENT GRADE BOND FUND

April 29, 2005

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — ALL CAP GROWTH AND VALUE FUND

August 29, 2005

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — BALANCED ALL CAP GROWTH AND VALUE FUND

August 29, 2005

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — GLOBAL ALL CAP GROWTH AND VALUE FUND

August 29, 2005

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — LARGE CAP GROWTH AND VALUE FUND

August 29, 2005

SMITH BARNEY SMALL CAP GROWTH FUND

January 28, 2005

SMITH BARNEY INVESTMENT SERIES

SB GROWTH AND INCOME FUND

February 25, 2005

Smith Barney Shares

SMITH BARNEY INTERNATIONAL FUND

February 25, 2005

SMITH BARNEY DIVIDEND STRATEGY FUND

February 25, 2005

2

SMITH BARNEY INVESTMENT TRUST

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND

March 28, 2005

SMITH BARNEY MID CAP CORE FUND

March 28, 2005

Citi Shares

SMITH BARNEY MANAGED MUNICIPALS FUND INC.

June 28, 2005

SMITH BARNEY MONEY FUNDS, INC.

April 29, 2005

CASH PORTFOLIO

SMITH BARNEY MUNI FUNDS

NEW YORK PORTFOLIO

July 29, 2005

SMITH BARNEY SECTOR SERIES FUND INC.

February 25, 2005

SMITH BARNEY FINANCIAL SERVICES FUND

SMITH BARNEY HEALTH SCIENCES FUND

SMITH BARNEY TECHNOLOGY FUND

SMITH BARNEY TRUST II

SMITH BARNEY CAPITAL PRESERVATION FUND

February 25, 2005

SMITH BARNEY CAPITAL PRESERVATION FUND II

February 25, 2005

FD03350

3

 Supplement to SAI dated 02/17/2006

SUPPLEMENT DATED FEBRUARY 17, 2006

TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supplements (and supersedes, where applicable) the information contained in the funds’ Statements of Additional Information concerning sales charge waivers that apply to purchases of Class A shares of the Funds:

Purchases of Class A shares may be made at net asset value without an initial sales charge by (i)

Board Members and employees of Legg Mason, Inc. and its subsidiaries, as well as any funds (including the Smith Barney funds) affiliated with Citigroup Asset Management, as well as by retired Board Members and employees, the immediate families of such persons (i.e., such person’s spouse (including the surviving spouse of a deceased Board Member) and children under the age of 21) or by a pension, profit-sharing or other benefit plan for the benefit of such persons and (ii)

any full time employee or registered representative of a fund’s distributor or of a member of the National Association of Securities Dealers, Inc. having dealer, service or other selling agreements with a fund’s distributor, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase).

Sales to employees of Citigroup and its subsidiaries will no longer qualify for a Class A sales charge waiver unless such purchaser otherwise qualifies for a waiver under either item (ii) above or pursuant to another applicable full or partial sales charge waiver as otherwise described in the fund’s prospectus or statement of additional information.

Citifunds Trust I

Smith Barney Emerging Markets Equity Fund

January 4, 2005

SB Adjustable Rate Income Fund

September 28, 2005

Smith Barney Shares

Smith Barney Aggressive Growth Fund Inc.

December 29, 2005

Smith Barney Allocation Series Inc.

May 31, 2005

Balanced Portfolio

Conservative Portfolio

Growth Portfolio

High Growth Portfolio

Income Portfolio

Smith Barney Appreciation Fund Inc.

April 30, 2005

Smith Barney Arizona Municipals Fund Inc.

September 28, 2005

Smith Barney California Municipals Fund Inc.

June 28, 2005

Smith Barney Core Plus Bond Fund Inc.

March 18, 2005

Smith Barney Equity Funds

Smith Barney Social Awareness Fund

May 31, 2005

Smith Barney Fundamental Value Fund Inc.

January 28, 2006

Smith Barney Funds, Inc.

Smith Barney Large Cap Value Fund

April 29, 2005

Smith Barney Short-Term Investment Grade Bond Fund

April 29, 2005

U.S. Government Securities Fund

April 29, 2005

Smith Barney Income Funds

Smith Barney Dividend and Income Fund

November 28, 2005

SB Convertible Fund

November 28, 2005

Smith Barney Shares

Smith Barney Diversified Strategic Income Fund

November 28, 2005

Smith Barney High Income Fund

November 28, 2005

Smith Barney Municipal High Income Fund

November 28, 2005

SB Capital and Income Fund

Smith Barney Shares

April 29, 2005

Smith Barney Total Return Bond Fund

November 28, 2005

Smith Barney Investment Funds Inc.

Smith Barney Government Securities Fund

April 29, 2005

Smith Barney Hansberger Global Value Fund

August 29, 2005

Smith Barney Investment Grade Bond Fund

April 29, 2005

Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund

August 29, 2005

2

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund

August 29, 2005

Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund

August 29, 2005

Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund

August 29, 2005

Smith Barney Multiple Discipline Funds — All Cap and International Fund

August 29, 2005

Smith Barney Real Return Strategy Fund

January 30, 2006

Smith Barney Small Cap Value Fund

January 30, 2006

Smith Barney Small Cap Growth Fund

January 30, 2006

Smith Barney Investment Series

SB Growth and Income Fund

February 25, 2005

Smith Barney Shares

Smith Barney International Fund

February 25, 2005

Smith Barney Dividend Strategy Fund

February 25, 2005

Smith Barney Investment Trust

Smith Barney Intermediate Maturity California Municipals Fund

March 28, 2005

Smith Barney Intermediate Maturity New York Municipals Fund

March 28, 2005

Smith Barney Large Capitalization Growth Fund

March 28, 2005

Smith Barney Mid Cap Core Fund

March 28, 2005

Smith Barney Classic Values Fund

March 28, 2005

Smith Barney Managed Municipals Fund Inc.

June 28, 2005

Smith Barney Massachusetts Municipals Fund

March 29, 2005

Smith Barney Muni Funds

Florida Portfolio

July 29, 2005

Georgia Portfolio

July 29, 2005

Limited Term Portfolio

July 29, 2005

National Portfolio

July 29, 2005

New York Portfolio

July 29, 2005

Pennsylvania Portfolio

July 29, 2005

Smith Barney New Jersey Municipals Fund, Inc.

July 29, 2005

Smith Barney Oregon Municipals Fund

August 28, 2005

3

Smith Barney Sector Series Fund Inc.

February 25, 2005

Smith Barney Financial Services Fund

Smith Barney Health Sciences Fund

Smith Barney Technology Fund

Smith Barney Small Cap Core Fund, Inc.

April 29, 2005

Smith Barney Trust II

Smith Barney Diversified Large Cap Growth Fund

February 25, 2005

Smith Barney International Large Cap Fund

April 29, 2005

Smith Barney Small Cap Growth Opportunities Fund

February 25, 2005

Smith Barney Capital Preservation Fund

February 25, 2005

Smith Barney Capital Preservation Fund II

February 25, 2005

Smith Barney Short Duration Municipal Income Fund

February 25, 2005

Smith Barney World Funds, Inc.

Smith Barney Inflation Management Fund

February 28, 2005

4

 Supplement to SAI dated 04/07/2006

APRIL 7, 2006

SUPPLEMENT
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) OF EACH SMITH BARNEY AND SB MUTUAL FUND LISTED BELOW

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in each Fund’s Prospectus and
Statement of Additional Information.

Effective
April 7, 2006, each Registrant (except CitiFunds Trust I) and Fund will be renamed by replacing “Smith Barney” or “SB” with “Legg Mason Partners” as listed below.

There will be no change in the Funds’ investment objective(s)
or investment policies as a result of the name changes.

For more information about the Funds, including information about sales charges and ways you can qualify for reduced or waived sales charges, please go to http://www.leggmason.com/InvestorServices and click on the name of the Fund.

New Registrant/Fund Name

Date of Current Prospectus and SAI

CitiFunds Trust I

Legg Mason Partners Emerging Markets Equity Fund

February 28, 2006

Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners Adjustable Rate Income Fund

September 28, 2005

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Aggressive Growth Fund, Inc.

December 29, 2005

Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners Appreciation Fund, Inc.

April 30, 2005

Legg Mason Partners Arizona Municipals Fund, Inc.

Legg Mason Partners Arizona Municipals Fund, Inc.

September 28, 2005

Legg Mason Partners California Municipals Fund, Inc.

Legg Mason Partners California Municipals Fund, Inc.

June 28, 2005

Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Core Plus Bond Fund, Inc.

November 28, 2005

Legg Mason Partners Equity Funds

Legg Mason Partners Social Awareness Fund

May 31, 2005

Legg Mason Partners Fundamental Value Fund, Inc.

Legg Mason Partners Fundamental Value Fund, Inc.

January 28, 2006

Legg Mason Partners Funds, Inc.

Legg Mason Partners Large Cap Value Fund

April 29, 2005

Legg Mason Partners Short-Term Investment Grade Bond Fund

April 29, 2005

Legg Mason Partners U.S. Government Securities Fund

April 29, 2005

New Registrant/Fund Name

Date of Current Prospectus and SAI

Legg Mason Partners Income Funds

Legg Mason Partners Capital and Income Fund

April 29, 2005

Legg Mason Partners Convertible Fund

November 28, 2005

Legg Mason Partners Diversified Strategic Income Fund

November 28, 2005

Legg Mason Partners Dividend and Income Fund

November 28, 2005

Legg Mason Partners Exchange Reserve Fund

November 28, 2005

Legg Mason Partners High Income Fund

November 28, 2005

Legg Mason Partners Municipal High Income Fund

November 28, 2005

Legg Mason Partners Total Return Bond Fund

November 28, 2005

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Government Securities Fund

April 29, 2005

Legg Mason Partners Hansberger Global Value Fund

August 29, 2005

Legg Mason Partners Investment Grade Bond Fund

April 29, 2005

Legg Mason Partners Multiple Discipline Funds All Cap and International

August 29,2005

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

August 29,2005

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

August 29,2005

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

August 29,2005

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

August 29,2005

Legg Mason Partners Real Return Strategy Fund

January 30, 2006

Legg Mason Partners Small Cap Growth Fund

January 30, 2006

Legg Mason Partners Small Cap Value Fund

January 30, 2006

Legg Mason Partners Investment Series

Legg Mason Partners Growth and Income Fund

February 28, 2006

Legg Mason Partners Dividend Strategy Fund

February 28, 2006

Legg Mason Partners International Fund

February 28, 2006

Legg Mason Partners Investment Trust

Legg Mason Partners Classic Values Fund

March 30, 2006

Legg Mason Partners Intermediate Maturity California Municipals Fund

March 30, 2006

Legg Mason Partners Intermediate Maturity New York Municipals Fund

March 30, 2006

Legg Mason Partners Large Cap Growth Fund

March 30, 2006

Legg Mason Partners Mid Cap Core Fund

March 30, 2006

Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners Managed Municipals Fund, Inc.

June 28, 2005

Legg Mason Partners Massachusetts Municipals Fund

Legg Mason Partners Massachusetts Municipals Fund

March 30, 2006

Legg Mason Partners Municipal Funds

Legg Mason Partners Florida Municipals Fund

July 29, 2005

Legg Mason Partners Georgia Municipals Fund

July 29, 2005

Legg Mason Partners Limited Term Municipals Fund

July 29, 2005

Legg Mason Partners National Municipals Fund

July 29, 2005

Legg Mason Partners New York Municipals Fund

July 29, 2005

Legg Mason Partners Pennsylvania Municipals Fund

July 29, 2005

Legg Mason Partners New Jersey Municipals Fund, Inc.

Legg Mason Partners New Jersey Municipals Fund, Inc.

July 29, 2005

New Registrant/Fund Name

Date of Current Prospectus and SAI

Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners Oregon Municipals Fund

August 28, 2005

Legg Mason Partners Sector Series, Inc.

Legg Mason Partners Financial Services Fund

February 28, 2006

Legg Mason Partners Health Sciences Fund

February 28, 2006

Legg Mason Partners Technology Fund

February 28, 2006

Legg Mason Partners Trust II

Legg Mason Partners Capital Preservation Fund

February 28, 2006

Legg Mason Partners Capital Preservation Fund II

February 28, 2006

Legg Mason Partners Diversified Large Cap Growth Fund

February 28, 2006

Legg Mason Partners International Large Cap Fund

April 29, 2005

Legg Mason Partners Short Duration Municipal Income Fund

February 28, 2006

Legg Mason Partners Small Cap Growth Opportunities Fund

February 28, 2006

Legg Mason Partners World Funds, Inc.

Legg Mason Partners Inflation Management Fund

February 28, 2006

Legg Mason Partners International All Cap Growth Fund

February 28, 2006

Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Small Cap Core Fund, Inc.

April 29, 2005

FD 03385

 Supplement to SAI dated 07/12/2006

Supplement dated July 12, 2006

to the Prospectuses and Statements of Additional Information

of the Funds indicated below

The following supplements the Prospectus and Statement of
Additional Information for each fund listed below:

Management

On August 1, 2006,

Legg Mason Partners Fund Advisor, LLC (or LMPFA) will become the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds.

As set forth in Schedule I to this Supplement, CAM North America, LLC, Batterymarch Financial Management, Inc. and/or Western Asset Management Company will become the fund’s subadviser(s) on August 1, 2006.

CAM North America, LLC (or CAM N.A.), with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (or Legg Mason) in December 2005. Batterymarch Financial Management, Inc. (or Batterymarch), established in 1969 and having offices at 200 Clarendon Street, Boston, Massachusetts 02116, acts as investment adviser to institutional accounts, such as pension and profit sharing plans, mutual funds and endowment funds. Batterymarch’s total assets under management were approximately $17.3 billion as of May 31, 2006. Western Asset Management Company (or Western Asset), established in 1971 and having offices at 385 East Colorado Boulevard, Pasadena, California 91101, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2006, Western Asset’s total assets under management were approximately $512 billion.

LMPFA, CAM N.A., Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason.

1

LMPFA provides administrative and certain oversight services to the fund. LMPFA has delegated to CAM N.A., Batterymarch and/or Western Asset, as applicable, the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments. Legg Mason expects that the current portfolio managers who are responsible for the day-to-day management of the fund, as well as senior management and other key employees, will be the same immediately after the new management and subadvisory agreements take effect, and the current portfolio managers will have access to the same research and other resources to support their investment management functions.
The fund’s investment management fee remains unchanged.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, fund shareholders will be asked to elect a new Board, approve matters that will result in the fund being grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and adopt a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters are expected to be mailed later in 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first quarter of 2007.

Share class standardization

The following supplements the Prospectus and Statement of Additional Information for each fund other than Legg Mason Partners S&P 500 Index Fund:

The fund’s Board has approved certain share class modifications to, among other things, standardize the pricing and features of all equity and fixed income funds in the fund complex. As a result, a fund’s front-end sales load and/or contingent deferred sales charge amount and/or schedule may increase in some cases or may decrease in other cases. The modifications are expected

2

to be implemented during the fourth quarter of 2006. The fund’s Prospectus will be further supplemented prior to their implementation.

Effective July 12, 2006, the Legg Mason Partners funds and Salomon Brothers funds will reduce the minimum initial and subsequent investment requirements to $

1.00 for certain programs offered by third-party intermediaries, including asset allocation programs, wrap account programs, fee-based programs and unified managed account programs or individual accounts within such programs.

Reorganization

The following supplements the Prospectus and Statement of Additional Information for each fund listed as an Acquired Fund on Schedule II to this Supplement:

The fund’s Board has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by the fund (the
“Acquiring Fund”) listed opposite the fund on Schedule II in exchange for shares of the Acquiring Fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders. Proxy materials describing the reorganization are expected to be mailed later in 2006. If the reorganization is approved by fund shareholders, it is expected to occur during the first quarter of 2007. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the fund’s Prospectus (except for, as noted later in this supplement, Legg Mason Partners Health Sciences Fund and Legg Mason Partners Technology Fund).

New investment manager or subadviser

The following supplements the Prospectus and Statement of Additional Information for each fund listed on Schedule III to this Supplement:

3

In addition to the investment manager and subadviser changes discussed in the “Management” section above, the fund’s Board has approved a new investment manager or subadviser for the fund, as indicated for the fund on Schedule III. In each case the new manager or subadviser is an affiliate of Legg Mason. Under the Investment Company Act of 1940, as amended, shareholder approval of the agreement with the new manager or subadviser must be obtained, and the Board has authorized seeking such approval. Proxy materials describing the new manager or subadviser are expected to be mailed later in 2006. If shareholder approval is obtained, the new manager or subadviser would replace the fund’s then-current manager or subadviser, as described in the “Management” section above.

Investment strategy and other investment-related changes

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value:

The fund’s Board has approved an investment strategy change for the fund and the fund’s change to non-diversified status. The changes will occur in conjunction with the proposed change of manager, which is subject to shareholder approval. Shareholders will receive more detailed information regarding the investment strategy change prior to its implementation. The fund’s change to non-diversified status requires shareholder approval, and the Board has authorized seeking such approval. Proxy materials describing the change are expected to be mailed later in 2006.

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners International All Cap Growth Fund and Legg Mason Partners Financial Services
Fund:

The fund’s Board has approved an investment strategy change for the fund. The change will occur in conjunction with the proposed change of subadviser, which is subject to shareholder approval. Shareholders will receive more detailed information regarding the change prior to its implementation.

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners International Large Cap Fund:

4

The fund’s Board has approved an investment strategy change for the fund and a change to the fund’s 80% investment policy. Shareholders will receive more detailed information regarding these changes prior to their implementation.

Fund closures

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Health Sciences Fund and Legg Mason Partners Technology Fund:

Effective as of the close of business on July 12, 2006, the fund will be closed to all new purchases and incoming exchanges. The fund will remain open for investment by those current shareholders who have elected to invest through a systematic investment plan or payroll deduction until August 11, 2006 in order to permit them to select an investment alternative. In addition, the fund will remain open for dividend reinvestment and
Class B to Class A conversions. Any deferred sales charge that would otherwise be payable due to the redemption of any shares of the fund will be waived as of the close of business on July 12, 2006.

Dividends and distributions

The following supplements the Prospectus for Legg Mason Partners Capital and Income Fund and supercedes any contrary information:

The fund generally pays dividends, if any, monthly, and makes capital gain distributions, if any, once a year, typically in December.

Portfolio manager changes

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Capital and Income Fund and supercedes any contrary information:

Effective

July 17, 2006, the manager has appointed

Robert Gendelman to manage the equity portion of the Fund’s portfolio. Mr. Gendelman was employed by Cobble Creek Partners, L.P., a registered investment adviser, beginning in October 2003 and prior to that time was a portfolio manager at Neuberger and Berman for more than five years.

5

The following information supplements the Prospectus and Statement of Additional Information for Salomon Brothers Capital Fund Inc and Salomon Brothers Mid Cap Fund and supercedes any contrary information:

Effective

July 12, 2006, the manager has appointed

Brian Posner and

Brian Angerame to co-manage the Fund. Mr. Posner is the Chief Executive Officer of ClearBridge Advisors and is an investment officer of the manager. He joined Legg Mason and the manager in 2005. Previously, he was a
Co-Founder and Managing Partner of Hygrove Partners LLC, a New York-based asset management company, which was founded in 2000. Mr. Angerame is a Director and investment officer of the manager. He joined the manager in 2000.

The following information supplements the Prospectus and Statement of Additional Information for Salomon Brothers Fund Inc and supercedes any contrary information:

Michael Kagan is responsible for the day-to-day management of the fund. Mr. Kagan, an investment officer of the manager and a co-director of research for CAM North America, LLC, has managed or co-managed the fund’s portfolio since 1995. Mr. Kagan has been with the manager since 1994.

The following information supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Growth and Income Fund and supercedes any contrary information:

Michael Kagan is responsible for the day-to-day management of the fund. Mr. Kagan, investment officer of the manager and co-director of research for CAM North America, LLC, has managed or co-managed the fund’s portfolio since 2000. Mr. Kagan has been with the manager since 1994.

The following information supplements the Prospectus and Statement of Additional Information for Salomon Brothers Small Cap Growth Fund and supercedes any contrary information:

The portfolio managers are primarily responsible for the day-to-day operation of the fund.

Portfolio Management Team Members, Past 5 years’ business experience

Portfolio Manager Since

Vincent Gao, CFA

With respect to the
fund, team leader, responsible for oversight and portfolio strategy; sector manager for small cap growth and balanced strategies and analyst covering technology; joined the investment manager or its affiliates or their predecessor firms in
1999.

January 2003

6

Portfolio Management Team Members, Past 5 years’ business experience

Portfolio Manager Since

Robert Feitler

With respect to the
fund, team member analyst responsible for financial services sector with responsibility for buy and sell decisions in that sector; co-manager for large cap value strategies; team leader for small cap growth strategies; sector manager for small cap growth and balanced strategies; joined the investment manager or its affiliates or their predecessor firms in 1995.

February 1995

Dmitry Khaykin

With respect to the
fund, team member analyst responsible for media and telecommunications with responsibility for buy and sell decisions in that sector; sector manager for small cap growth and balanced strategies; analyst covering communications and media; joined the investment manager or its affiliates or their predecessor firms in 2003; prior to 2003, was a research analyst (telecommunications) at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Co.
Inc.

June 2003

Margaret Blaydes

With respect to the
fund, team member analyst responsible for consumer sector with responsibility for buy and sell decisions in that sector; sector manager for small cap growth and balanced strategies; analyst covering tobacco, beverages, retail and consumer; joined the investment manager or its affiliates or their predecessor firms in 2003; prior to 2003 was an equity research analyst covering entertainment and leisure industries at Salomon Smith Barney Inc.

March 2003

* * *

* “Salomon Brothers,” “Smith Barney” and “Citi” are service marks of Citigroup Inc., licensed for use by Legg Mason, Inc. as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

* * *

7

Fund

Date of Prospectus and Statement of Additional Information*

Legg Mason Partners Lifestyle Series, Inc.

Legg Mason Partners Lifestyle Balanced Fund

May 31, 2006

Legg Mason Partners Lifestyle Conservative Fund

May 31, 2006

Legg Mason Partners Lifestyle Growth Fund

May 31, 2006

Legg Mason Partners Lifestyle High Growth Fund

May 31, 2006

Legg Mason Partners Lifestyle Income Fund

May 31, 2006

Legg Mason Partners Aggressive Growth Fund Inc.

December 29, 2005

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds All Cap and International

August 29, 2005

Legg Mason Partners Real Return Strategy Fund

January 30, 2006

Legg Mason Partners Small Cap Growth Fund

January 28, 2006

Legg Mason Partners Small Cap Value Fund

January 28, 2006

Legg Mason Partners Hansberger Global Value Fund

August 30, 2005

8

Fund

Date of Prospectus and Statement of Additional Information*

Legg Mason Partners Equity Funds

Legg Mason Partners Social Awareness Fund

May 31, 2006

Legg Mason Partners Funds, Inc.

Legg Mason Partners Large Cap Value Fund

May 1, 2006

Legg Mason Partners Income Funds

Legg Mason Partners Capital and Income Fund

May 1, 2006

Legg Mason Partners Convertible Fund

November 28, 2005

Legg Mason Partners Dividend and Income Fund

November 28, 2005

Legg Mason Partners Small Cap Core Fund, Inc.

May 1, 2006

Legg Mason Partners Fundamental Value Fund Inc.

January 28, 2006

Legg Mason Partners Sector Series, Inc.

Legg Mason Partners Financial Services Fund

February 28, 2006

Legg Mason Partners Health Sciences Fund

February 28, 2006

Legg Mason Partners Technology Fund

February 28, 2006

Legg Mason Partners Investment Trust

Legg Mason Partners Classic Values Fund

March 30, 2006

Legg Mason Partners Large Cap Growth Fund

March 30, 2006

Legg Mason Partners S&P 500 Index Fund

May 1, 2006

Legg Mason Partners Mid Cap Core Fund

March 30, 2006

9

Fund

Date of Prospectus and Statement of Additional Information*

Legg Mason Partners Appreciation Fund, Inc.

May 1, 2006

Legg Mason Partners World Funds, Inc.

Legg Mason Partners International All Cap Growth Fund

February 28, 2006

Legg Mason Partners Investment Series

Legg Mason Partners International Fund

February 28, 2006

Legg Mason Partners Dividend Strategy Fund

February 28, 2006

Legg Mason Partners Growth and Income Fund

February 28, 2006

Legg Mason Partners Trust II

Legg Mason Partners Diversified Large Cap Growth Fund

February 28, 2006

Legg Mason Partners Small Cap Growth Opportunities Fund

February 28, 2006

Legg Mason Partners International Large Cap Fund

February 28, 2006

Salomon Funds Trust

Salomon Brothers Mid Cap Fund

May 1, 2006

CitiFunds Trust I

Legg Mason Partners Emerging Markets Equity Fund

February 28, 2006

Salomon Brothers Capital Fund Inc

May 1, 2006

Salomon Brothers Series Funds Inc

Salomon Brothers Balanced Fund

May 1, 2006

Salomon Brothers Small Cap Growth Fund

May 1, 2006

Salomon Brothers Investors Value Fund Inc

May 1, 2006

10

Fund

Date of Prospectus and Statement of Additional Information*

The Salomon Brothers Fund Inc

June 30, 2006

*

As supplemented.

11

Schedule I – Subadvisers

Fund

Subadviser(s)

Legg Mason Partners Lifestyle Balanced Fund

CAM N.A.

Legg Mason Partners Lifestyle Conservative Fund

CAM N.A.

Legg Mason Partners Lifestyle Growth Fund

CAM N.A.

Legg Mason Partners Lifestyle High Growth Fund

CAM N.A.

Legg Mason Partners Lifestyle Income Fund

CAM N.A.

Legg Mason Partners Aggressive Growth Fund, Inc.

CAM N.A.

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

CAM N.A. and

Western Asset

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

CAM N.A.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

CAM N.A.

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

CAM N.A.

Legg Mason Partners Multiple Discipline Funds All Cap and International

CAM N.A. and

Causeway Capital Management LLC

Legg Mason Partners Real Return Strategy Fund

CAM N.A.,

Western Asset and

Batterymarch

Legg Mason Partners Small Cap Growth Fund

CAM N.A.

Legg Mason Partners Small Cap Value Fund

CAM N.A.

Legg Mason Partners Hansberger Global Value Fund

Hansberger Global Investors, Inc.*

Legg Mason Partners Social Awareness Fund

CAM N.A.

12

Fund

Subadviser(s)

Legg Mason Partners Large Cap Value Fund

CAM N.A.

Legg Mason Partners Capital and Income Fund

CAM N.A. and

Western Asset

Legg Mason Partners Convertible Fund

CAM N.A.

Legg Mason Partners Dividend and Income Fund

CAM N.A. and

Western Asset

Legg Mason Partners Small Cap Core Fund, Inc.

Batterymarch

Legg Mason Partners Fundamental Value Fund, Inc.

CAM N.A.

Legg Mason Partners Financial Services Fund

Batterymarch

Legg Mason Partners Health Sciences Fund

Batterymarch

Legg Mason Partners Technology Fund

Batterymarch

Legg Mason Partners Classic Values Fund

Olstein & Associates, L.P.*

Legg Mason Partners Large Cap Growth Fund

CAM N.A.

Legg Mason Partners S&P 500 Index Fund

Batterymarch

Legg Mason Partners Mid Cap Core Fund

CAM N.A.

Legg Mason Partners Appreciation Fund, Inc.

CAM N.A.

Legg Mason Partners International All Cap Growth Fund

CAM N.A.

Legg Mason Partners International Fund

Batterymarch

Legg Mason Partners Dividend Strategy Fund

CAM N.A.

Legg Mason Partners Growth and Income Fund

CAM N.A.

Legg Mason Partners Diversified Large Cap Growth Fund

CAM N.A.

Legg Mason Partners Small Cap Growth Opportunities Fund

CAM N.A.

13

Fund

Subadviser(s)

Legg Mason Partners International Large Cap Fund

Batterymarch

Salomon Brothers Mid Cap Fund

CAM N.A.

Legg Mason Partners Emerging Markets Equity Fund

Legg Mason International Equities Limited*

Salomon Brothers Capital Fund Inc

CAM N.A.

Salomon Brothers Balanced Fund

CAM N.A. and

Western Asset

Salomon Brothers Small Cap Growth Fund

CAM N.A.

Salomon Brothers Investors Value Fund Inc

CAM N.A.

The Salomon Brothers Fund Inc

CAM N.A.

*

The fund’s subadviser is unchanged.

14

Schedule II – Reorganizations

Acquired Fund

Acquiring Fund

Legg Mason Partners Large Cap Value Fund

Salomon Brothers Investors Value Fund Inc

Legg Mason Partners Growth and Income Fund

  Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds All Cap and International

Salomon Brothers Mid Cap Fund

Salomon Brothers Capital Fund Inc

Legg Mason Partners Small Cap Growth Fund

Salomon Brothers Small Cap Growth Fund

Legg Mason Partners Small Cap Growth Opportunities Fund

Legg Mason Partners Technology Fund

Legg Mason Partners Large Cap Growth Fund

Legg Mason Partners Health Sciences Fund

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Dividend and Income Fund

Legg Mason Partners Capital and Income Fund

Salomon Brothers Balanced Fund

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

Legg Mason Balanced Trust

Legg Mason Financial Services Fund

Legg Mason Partners Financial Services Fund

Legg Mason Partners International Fund

Legg Mason Partners International Large Cap Fund

15

Schedule III – Manager/Subadviser Proposals

Fund

Proposed New Manager

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

Legg Mason Capital Management, Inc.

Fund

Proposed New Subadviser

Legg Mason Partners Social Awareness Fund

Legg Mason Investment Counsel, LLC

Legg Mason Partners International All Cap Growth Fund

Brandywine Global Asset Management, LLC

Legg Mason Partners Financial Services Fund

Barrett Associates, Inc.

16